Exhibit 99.1
                                                                   Press Release

                   BioProgress Revises Certain Financial Items

ATLANTA, GA (4 April, 2003) - BioProgress Technology International, Inc. (OTC
BB: BPRG) (the "Company"), announces that it will restate its financial results for 2001 and 2000 to correct the accounting for warrants originally issued on December 1, 2000 and subsequently modified on December 1, 2001.

The resulting additional non-cash expense for the years ended December 31, 2000 and 2001 is expected to be $2,543,000, and $147,000, respectively. As a result of these adjustments, net loss for the years ended December 31, 2000 and 2001 would be $9,484,000 ($0.23 per share) and $7,829,000 ($0.17 per share), respectively rather than $6,940,000 ($0.17 per share) and $7,682,000 ($0.17 per share), respectively, as previously reported.

As a result of these items now being expensed in 2000 and 2001, the prior reported financial results for the first nine months of 2002 will be restated to eliminate the amortization of the applicable portion of these costs in such period. Net loss for the nine months ended September 30, 2002, will thus be $5,301,000 ($0.12 per share) as opposed to $5,517,000 ($0.12 per share) as previously reported.

These non-cash revisions have no material effect on the Company's financial condition or on its current cash position.

The adjustments relate to the valuation of certain warrants issued in 2000 and 2001 in consideration for certain sales, marketing and distribution services, which were capitalized and amortized over 2001 and 2002 and the correction in the number of warrants granted in 2000.

Forward-Looking Information This release contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained in the forward-looking statements. The forward-looking statements in this release include statements addressing future financial and operating results and the timing and benefits of the reorganization. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: (1) the failure to maintain adequate capital resources; (2) competition to our businesses; (3) the lack of acceptance of any new products we may develop; (4) changes in currency exchange rates; (5) changes in general economic and business conditions; (6) changes in business strategy; and (7) any significant delay in the expected completion of the reorganization and risks that the benefits anticipated from it may not be fully realized. Detailed information about factors pertinent to the business of the company that could cause actual results to differ is set forth in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report for the fiscal year ended December 31, 2001 and its most recent Quarterly Reports. The Company is under no obligation to (and expressly disclaim any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise
*********************

The estimates in this release are preliminary and are subject to final closing procedures. The Company will amend its Annual Reports on Form 10-K for the years ended December 31, 2000 and 2001 as well as quarterly reports on Form 10-Q for the first three quarters of 2001 and 2002 and will file such
amendments   with  the  Securities  and  Exchange   Commission  as  promptly  as
practicable.

Contact Details
---------------

UK
Company Contact
Barry J. Muncaster, Chairman and Chief Executive
BioProgress Technology International, Inc., or
Graham Hind, Managing Director
BioProgress Technology Ltd
Hostmoor Avenue
March Cambs, PE15 0AX
United Kingdom

Tel:  +44 (0) 1354 655 674
Fax: +44 (0) 1354 657 800
Email: bjm@bioprogress.com
Email: grahamhind@bioprogress.com

--------------------------------------------------------------------------------

USA
Company Contact and Investor Relations
Larry C. Shattles, Executive Vice President, or
Carey B. Bottom, President
BioProgress Technology, Inc.,
PO. Box 500127
Atlanta, GA 31150

Tel:  +1 (770) 649 1133
Fax: +1 (770) 594 8613
Email: lcs@bioprogress.com
Email: cbb@bioprogress.com
--------------------------------------------------------------------------------
Rest of the World
Media Contact and Investor Relations for the rest of the World:

Henry Harrison-Topham
Bankside Consultants Limited
St. Mary Abchurch House
123 Cannon Street
London EC4N 5AU

Tel:  +44 (0) 207 444 4140
Fax: +44 (0) 207 444 4184
Email: henry.ht@bankside.com


Statements included in this press release which are not historical in nature, are intended to be, and are hereby identified as "forward-looking statements" for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended by Public Law 104-67 and provisions of the Private Securities Litigation Reform Act of 1995. Forward- looking statements may be identified by words including "anticipate," "believe," "intends," "estimates," "expects," and similar expressions. The Company cautions readers that forward-looking statements, including without limitation those relating to the Company's future business prospects are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements.